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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  September 29, 1999
                                                        ------------------



                            PRECISION AUTO CARE, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


              Virginia                1-14510              54-1847851
              --------                -------        ---------------------
   (State or other jurisdiction  (Commission File)   (IRS Employer ID No.)
of incorporation or organization)

       748 Miller Drive, S.E.
         Leesburg, Virginia                                   20175
- ------------------------------------------                    -----
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (703) 777-9095
                                                     --------------
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ITEM 5.  Other Events.
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         A copy of the Registrant's press release dated September 29, 1999 is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits
              --------

              99 Press Release of Precision Auto Care, Inc., dated September 29, 1999.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Leesburg, Virginia, on September 29, 1999.

                                     Precision Auto Care, Inc.


                                     By: /s/ Charles L. Dunlap
                                         -----------------------------
                                         Charles L. Dunlap
                                         President and Chief Executive
                                                   Officer

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